SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2008

ESMARK INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33851	20-8626148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 234-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreements.

On April 30, 2008, Esmark Incorporated (the “Company”), entered into a Memorandum of Agreement (the “Memorandum”) with Essar Steel Holdings Limited (“Essar”) relating to a proposed tender offer and merger. The proposed tender offer was, pursuant to the terms of the Memorandum, subject to an approximate 52-day “right to bid” period as set forth in Wheeling-Pittsburgh’s collective bargaining agreement with the United Steelworkers (“USW”). On May 30, 2008, the USW filed a grievance alleging, among other things, that the Company had violated the right to bid provisions of the collective bargaining agreement by entering into the Memorandum. On June 22, 2008, an arbitrator set aside the Memorandum, but denied all additional grievances and remedies sought by the USW.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ESMARK INCORPORATED

By:	/s/ Michael P. DiClemente
Michael P. DiClemente Vice President and Treasurer

Dated: June 26, 2008